                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 10, 2008
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                     001-13533               74-2830661
---------------------------------    ------------------    ---------------------
 (State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)           Number)           Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

On January 11, 2008, the NYSE  Regulation,  Inc. ("NYSE  Regulation")  announced that the common  stock of  NovaStar  Financial,  Inc.  (the  "Company")  (ticker symbol:  NFI) and the Company's 8.90% Series C Cumulative  Redeemable  Preferred
Stock (ticker  symbol:  NFI PR C) will be suspended  prior to the opening of the market on Thursday, January 17, 2008.

The NYSE  Regulation  had  previously  announced on October 17, 2007 that it had determined  that the Company's  securities  should be removed from the list. The
Company requested a review of this  determination by a Committee of the Board of
Directors  of the  NYSE  Regulation  ("Committee"),  which  review  was  held on
Tuesday, December 5, 2007. The staff of the NYSE Regulation notified the Company that the Committee had affirmed the NYSE Regulation  Staff's  determination that the  Company  should be  delisted  by letter on  January  10,  2008,  citing the termination of the Company's  status as a Real Estate  Investment  Trust and the
Company's  failure to qualify for original listing as a corporation,  in support of its  determination  that the Company's  securities are no longer suitable for continued listing on the NYSE. Following suspension, application will be made to the  Securities  and  Exchange  Commission  to delist the  Company's  common and preferred shares.

The Company has been advised  that its shares are eligible for  quotation on the
Pink  Sheets,   an   electronic   quotation   service  for   securities   traded
over-the-counter, effective with the opening of trading on Thursday, January 17,
2008.  The Company has been informed that shortly after the close of business on
Wednesday,  January 16, 2008,  the Company's  Pink Sheets  trading symbol can be found on the Over The Counter Bulletin Board website www.otcbb.com.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.
DATE:  January 14, 2008

                                          /s/ Rodney Schwatken
                                       -----------------------------------------
                                          Rodney Schwatken
                                          Chief Financial Officer